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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2004

                             Empire Resources, Inc.
             (Exact name of registrant as specified in its charter)
                              --------------------

Delaware                                      001-12127                  22-3136782
(State or other jurisdiction of        Commission file number         (I.R.S. Employer
incorporation or organization)                                       Identification No.)

                                One Parker Plaza
                               Fort Lee, NJ 07024

               (Address of principal executive offices) (Zip code)

                                  201-944-2200
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

On November 9, 2004, Empire Resources, Inc. issued a press release announcing its financial results for the third quarter of 2004. The full text of the press release and the related attachment is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release of Empire Resources, Inc dated November 9, 2004, including attachments.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                    Empire Resources, Inc.


Dated: November 10, 2004            By: /s/  Sandra Kahn
                                        ------------------
                                    Sandra Kahn
                                    Chief Financial Officer







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                                  Exhibit Index

99.1 Press Release of Empire Resources, Inc. dated November 9, 2004, including attachment.